                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated March 8, 2000, is made by and between U.S. INTERACTIVE, INC., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule A hereto (the "Stockholders").

                                    RECITALS

         WHEREAS, concurrently with this execution of this Agreement, Soft Plus, Inc., a California corporation ("Soft Plus"), has merged (the "Merger") with and into First Acquisition Co., a Delaware corporation and a wholly owned subsidiary of the Company ("Acquisition Co."), pursuant to an Agreement and Plan of Merger dated February 1, 2000 (the "Merger Agreement"), among the Company, Acquisition Co., Soft Plus and the stockholders of Soft Plus signatory thereto;

         WHEREAS, pursuant to the Merger, each of the Stockholders will receive shares of the Company's common stock, $.001 par value (the "Common Stock"), in the amounts set forth opposite the names of the Stockholders on Schedule A hereto;

         WHEREAS, pursuant to Section 9.1 of the Merger Agreement, the Company and the Stockholders are entering into this Agreement to provide certain piggyback and S-3 registration rights to the Stockholders with respect to certain of the shares of Common Stock to be received by such Stockholders pursuant to the Merger, subject to the limitations and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound, the parties hereby agree as follows:

1.       Definitions

         As used in this Agreement, the following terms shall have the meanings set forth below, and the definitions shall be equally applicable to the singular and the plural:

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Excluded Registration" shall mean (i) a registration in connection with a merger, reorganization or exchange offer involving the issuance of the Company's securities, including without limitation a registration on Form S-4 or any successor form adopted by the SEC, or (ii) a registration in connection with a stock option or stock purchase plan or other employee benefit plan of the Company, including without limitation a registration pursuant to Form S-8 or any successor form adopted by the SEC.

         "Insider Stockholder" shall mean any Stockholder designated as an "Insider Stockholder" on Schedule A hereto.

         "Outside Stockholder" shall mean any Stockholder who is not an Insider Stockholder or a Principal Stockholder.

         "Principal Stockholder" shall mean any Stockholder designated as a "Principal Stockholder" on Schedule A hereto.

         "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

         "Registrable Shares" shall have the meaning set forth in Section 2 hereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "SEC" means the Securities and Exchange Commission.

2.  Piggyback Registration Rights

    (a) If the Company proposes to register any of its Common Stock under the Securities Act (other than an Excluded Registration) in connection with a firm underwritten public offering of such Common Stock at any time after the date hereof and prior to the second anniversary hereof (a "Post-Closing Offering"), then the Stockholders shall have the right, subject to the limitations and conditions set forth in this Agreement (including without limitation the underwriting requirements set forth in Section 6 hereof), to have the following shares of Common Stock owned by them (such Stockholder's "Registrable Shares") registered under such registration statement (the "piggyback registration rights"):

    (b) In connection with the Company's first Post-Closing Offering, if any, after the date hereof and prior to the second anniversary hereof (the "First Post-Closing Offering"), each Outside Stockholder shall have piggyback registration rights with respect to thirty percent (30%) of the lesser of (i) the number of shares of Common Stock issued to such Outside Stockholder pursuant to the Merger as set forth on Schedule A hereto which are Registrable Shares, or (ii) the number of shares of Common Stock owned by such Outside Stockholder which are Registrable Shares on the date on which the Company files a registration statement in connection with such First Post-Closing Offering. No Stockholder other than the Outside Stockholders shall have piggyback registration rights in connection with a First Post-Closing Offering.

    (c) In connection with the Company's second Post-Closing Offering, if any, after the date hereof and prior to the second anniversary hereof (the "Second Post-Closing Offering"), (a) each Stockholder (other than a Principal Stockholder) shall have piggyback registration rights with respect to thirty-five percent (35%) of the lesser of (i) the number of shares of Common Stock issued to such Stockholder pursuant to the Merger as set forth on Schedule A hereto, less any shares of Common Stock of such Stockholder registered in connection with the First Post-Closing Offering, which are Registrable Shares or (ii) the number of shares of Common Stock owned by such Stockholder which are Registrable Shares on the date on which the Company files a registration statement in connection with such Second Post-Closing Offering; and (b) each Principal Stockholder shall have piggyback registration rights with respect to fifteen percent (15%) of the lesser of (i) the number of shares of Common Stock issued to such Principal Stockholder pursuant to the Merger as set forth on Schedule A hereto, which are Registrable Securities, or (ii) the number of shares of Common Stock owned by such Principal Stockholder which are Registrable Securities on the date on which the Company files a registration statement in connection with such Second Post-Closing Offering.

    (d) A share of Common Stock shall cease to be a Registrable Share when (i) a registration statement covering such share has been declared effective by the SEC and such share has been disposed of by a Stockholder pursuant to such effective registration statement, (ii) such share is held by the Company or one of its subsidiaries or otherwise ceases to be outstanding, or (iii) such share may be sold pursuant to paragraph (k) of Rule 144 of the SEC, if applicable.

    (e) If the Company intends to undertake a First Post-Closing Offering or a Second Post-Closing Offering, the Company shall give written notice of such intention to each Stockholder owning Registrable Shares with respect to such Post-Closing Offering by registered or certified mail at least thirty (30) days prior to the filing of the registration statement for such Post-Closing Offering. If any such Stockholder desires to have some or all of his or her Registrable Shares included in such proposed registration statement, such Stockholder shall make a written request to the Company not more than twenty (20) days after the Stockholder's receipt of the notice from the Company. Upon receipt of timely notice from any such Stockholder, the Company shall afford such Stockholder the opportunity to have the Registrable Shares of such Stockholder registered under such registration statement, subject to the limitations and conditions set forth in this Agreement.

    (f) Notwithstanding any provision in this Agreement, the Merger Agreement or any other agreement to the contrary: (i) the Company shall have no obligation whatsoever to attempt or undertake any Post-Closing Offering; (ii) the Company shall have the right at any time after it has given notice to any Stockholder of its intention to undertake a Post-Closing Offering, irrespective of whether such Stockholder has made a written request for inclusion of any of his or her Registrable Shares, to elect not to file any proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof; and (iii) the Stockholders shall not have any piggyback registration rights with respect to any registration of the Company's securities other than in connection with a First Post-Closing Offering or a Second Post-Closing Offering.

3.  Form S-3 Registration

         On the sixth month anniversary after the Merger, or soon as reasonably practicable thereafter, the Company shall effect a registration on Form S-3 of all First Released Shares (as defined in the Merger Agreement) and any related qualification or registration required for the offering and sale of such shares under the securities or blue sky law of states to the extent required by Section 4(e) below. The Company will:

    (a) effect such registration and all such qualifications and registrations as would permit or facilitate the sale and distribution of all First Released Shares, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3(a): (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days; provided, however, that the Company shall not utilize this right more than once in any twelve month period; and

    (b) pay all costs (excluding any transfer taxes, fees and expenses of any Stockholder's counsel, and any underwriting discounts or selling commissions or other charges of any broker-dealer acting on behalf of any Stockholder), fees and expenses in connection with all registration statements filed pursuant to this Section 3 hereof, including without limitation the Company's legal and accounting fees and expenses, printing expenses and blue sky fees and expenses.

4.  Covenants of the Company with Respect to Registration


         In connection with any registration under Section 2 hereof, the Company covenants and agrees as follows:

    (a) The Company shall prepare and file with the SEC a registration statement with respect to the Registrable Shares and use its best efforts to cause such registration statement to become effective, and upon the request of the holders of a majority of the Registrable Shares registered thereunder, use its best efforts to cause any registration statement to keep such registration statement effective for up to one hundred twenty (120) days.

    (b) The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    (c) The Company shall furnish the Stockholders such number of prospectuses and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Shares owned by them and all material correspondence with the SEC relating to such registration.

    (d) The Company shall pay all costs (excluding any transfer taxes, fees and expenses of any Stockholder's counsel, and any underwriting discounts or selling commissions or other charges of any broker-dealer acting on behalf of any Stockholder), fees and expenses in connection with all registration statements filed pursuant to Section 2 hereof, including without limitation the Company's legal and accounting fees and expenses, printing expenses and blue sky fees and expenses.

    (e) The Company will take all necessary action which may be required in connection with qualifying or registering the Registrable Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Stockholders, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

    (f) Use its best efforts to furnish, on the date that the registration statement with respect to any Registrable Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Shares and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Shares.

    (g) The Company shall notify each Stockholder owning Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

5.  Obligations of the Stockholders

    (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of any Stockholder that such Stockholder shall furnish to the Company such information regarding him, her or itself, the Registrable Shares held by him, her or it, and the intended method of disposition of such Registrable Shares as shall be requested by the Company to effect the registration of such Registrable Shares.

    (b) No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration or offering of the Company's securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

6.  Underwriting Requirements

         Notwithstanding any provision in this Agreement to the contrary, the Company shall not be required to include the Registrable Shares of any Stockholder in any underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion would not be reasonably likely to jeopardize the success of the offering by the Company. If the total amount of shares, including the Registrable Shares, requested by the Company's stockholders to be included in such offering exceeds the amount of shares that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such shares, including Registrable Shares, if any, which the underwriters determine in their sole discretion would not be reasonably likely to jeopardize the success of the offering. Any reduction with respect to a selling Stockholder shall be pro-rata with all other selling Stockholders based upon the aggregate amount of Registrable Shares requested to be included in such registration owned by all selling Stockholders.

7.  Indemnification Rights

    (a) The Company shall indemnify each Stockholder and each person, if any, who controls any such Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (x) in such registration statement (as from time to time amended and supplemented); (y) in any post effective amendment or amendments or (z) in any application or other document or written communication (in this Section 7 collectively referred to herein as an "application") executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Registrable Shares under the securities laws thereof or filed with the SEC, any state securities commission or agency, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by a Stockholder expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against any Stockholder or any controlling person of such Stockholder in respect of which indemnity may be sought against the Company pursuant to this Section 7(a), such Stockholder or such controlling person shall, within sixty

         (60) days after the receipt of a summons or complaint, notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of fees and expenses of counsel, but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. Such Stockholder or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Stockholder or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses for all of such Stockholder and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall have assumed the defense of any such action or claim, the Company shall not thereafter be liable to such Stockholder or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees to notify within sixty (60) days a Stockholder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the offering and sale of the Registrable Shares or in connection with such registration statement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 7, any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against a Stockholder or such indemnified person as a direct result of a Stockholder or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

    (b) Each selling Stockholder shall indemnify the Company, its officers and directors and each other stockholder registering shares in such registration statement and each person, if any, who controls the Company or any such stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising from written information furnished by or on behalf of such Stockholder, expressly for use in such registration statement. Each selling Stockholder further agrees that upon demand by an indemnified person, at any time or from time to time, such selling Shareholder will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Stockholder have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 7(b), any such payment or reimbursement by the selling Stockholder of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the selling Stockholder.

    (c) If the indemnification provided in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well an any other relevant equitable consideration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall a person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) be entitled to contribution from any person or entity who was not guilty of fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall any contribution by a Stockholder exceed the net proceeds from the offering received by such Stockholder, except in the case of willful fraud by such Holder.

    (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

    (e) The obligations of the Company and Stockholders under this Section 7 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement.

8.  General Provisions

    (a) Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

    (b) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if: (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as set forth next on Schedule A hereto, or (b) delivered personally at such address.

    (c) This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

    (d) Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

    (e) This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

    (f) This Agreement and the rights of the Stockholders hereunder shall not be transferable or assignable by any Stockholder.

    (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

    (h) The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

         IN WITNESS WHEREOF, each party, intending to be legally bound, has caused this Agreement to be executed on its behalf by an officer thereunto duly authorized, all as of the date first set forth above.

                                    U.S. INTERACTIVE, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________



                                    STOCKHOLDERS:

                                    _______________________________________

                                    _______________________________________

                                    _______________________________________

                                    _______________________________________

                                   SCHEDULE A

Stockholder         Stockholder Status           Shares of Common Stock           Stockholder Address
-----------         ------------------           ----------------------           -------------------


